Exhibit 10.5

INTELLECTUAL PROPERTY TRANSFER AGREEMENT

INTELLECTUAL PROPERTY TRANSFER AGREEMENT (the “Agreement”), dated as of September 29, 2014 between Automatic Data Processing, Inc., a Delaware corporation (“ADP”), and CDK Global Holdings, LLC, a Delaware limited liability company (each, a “Party” and collectively, the “Parties”).

WHEREAS, ADP and Dealer (as defined below) desire to establish the rights each enjoys in certain Intellectual Property;

WHEREAS, ADP desires to assign and transfer to Dealer all of its right, title and interest in and to only those certain items of Intellectual Property owned by ADP specifically identified in the Copyright Assignment, the Internet Asset Assignment, Patent Assignment and the Trademark and Service Mark Assignment, effective as of the Effective Time (as defined below); and

WHEREAS, the Parties desire to enter into this Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties agree as follows:

1.	DEFINITIONS

1.1 Definitions. As used in the Agreement, the following terms shall have the meanings set forth below:

“Action” means any claim, demand, action, cause of action, suit, countersuit, arbitration, litigation, inquiry, proceeding or investigation by or before any Governmental Authority or any arbitration or mediation tribunal or authority.

“ADP Business” means all businesses and operations of the ADP Group, other than the Dealer Business.

“ADP Group” means ADP and each Person that will be a direct or indirect Subsidiary of ADP immediately after the Distribution and each Person that is or becomes a member of the ADP Group after the Distribution, including any Person that is or was merged into ADP or any such direct or indirect Subsidiary, and each other Person that would have been included in the ADP Group in connection with the Restructuring but for the delayed transfers required by Section 2.3(b) of the Separation Agreement.

“ADP Patents” means (i) all Patents owned by any member or members of the ADP Group as of the Effective Time after the execution of the Separation Agreement, the Assignment Agreements and this Agreement, and (ii) all Patents invented or acquired by any member of the ADP Group during the period starting on the Effective Time and ending on the second anniversary of the Effective Time.

“Affiliate” means, with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, such specified Person; provided, however, that for purposes of this Agreement, no member of either Group shall be deemed to be an Affiliate of any member of the other Group. As used herein, “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, whether through ownership of voting securities or other interests, by contract or otherwise.

“Assignment Agreements” means the Copyright Assignment, the Internet Asset Assignment, the Patent Assignment and the Trademark and Service Mark Assignment.

“Business Day(s)” means any day other than a Saturday, Sunday or national holiday.

“Copyright Assignment” means that certain Copyright Assignment contemporaneously executed by ADP and Dealer in the form attached hereto as Exhibit B.

“Dealer” means, prior to the LLC Conversion, CDK Global Holdings, LLC, a Delaware limited liability company whose sole member is ADP and, immediately after the LLC Conversion, CDK Global, Inc., a Delaware corporation whose sole stockholder is ADP.

“Dealer Business” means the business and operations conducted by the Dealer Group from time to time, whether prior to, at or after the Effective Time, including, without duplication, (i) the Dealer Services Business (as defined in the Separation Agreement) conducted by ADP prior to the Restructuring (including with respect to any terminated, divested or discontinued business or operations of the Dealer Group), (ii) the Dealer Services Business conducted by ADP prior to any previous internal restructurings of ADP relating to the Dealer Services Business and (iii) the business and operations conducted by the Dealer Group, as more fully described in the Information Statement (as defined in the Separation Agreement).

“Dealer Group” means Dealer and each Person that will be a direct or indirect Subsidiary of Dealer immediately prior to the Distribution (but after giving effect to the Restructuring) and each Person that is or becomes a member of the Dealer Group after the Distribution, including any Person that is or was merged into Dealer or any such direct or indirect Subsidiary, and each other Person that would have been included in the Dealer Group in connection with the Restructuring but for the delayed transfers required by Section 2.3(b) of the Separation Agreement.

“Dealer Patents” means (i) all Patents owned by any member or members of the Dealer Group as of the Effective Time after the execution of the Separation Agreement, the Assignment Agreements and this Agreement, and (ii) all Patents invented or acquired by any member of the Dealer Group during the period starting on the Effective Time and ending on the second anniversary of the Effective Time.

“Distribution” means the distribution on a pro rata basis of a dividend of the Dealer common stock to ADP’s stockholders as contemplated by the Separation Agreement.

“Distribution Date” means the date on which the Distribution shall be effected, such date to be determined by, or under the authority of, the Board of Directors of ADP in its sole and absolute discretion.

“Effective Time” means the time at which the Distribution occurs on the Distribution Date.

“Governmental Authority” means any federal, state, local, foreign or international court, government, department, commission, board, bureau or agency, or any other regulatory, self-regulatory, administrative or governmental organization or authority, including the NASDAQ Global Select Market.

“Group” means the ADP Group and/or the Dealer Group, as the context requires.

“Intellectual Property” means all intellectual property and other similar proprietary rights in any jurisdiction, whether owned or held for use under license, whether registered or unregistered, including such rights in and to: (i) trademarks, trade dress, service marks, certification marks, logos, and trade names, and the goodwill associated with the foregoing (collectively, “Trademarks”); (ii) patents and patent applications, and any and all divisions, continuations, continuations-in-part, reissues, continuing patent applications, reexaminations, and extensions thereof, any counterparts claiming priority therefrom, utility models, patents of importation/confirmation, certificates of invention, certificates of registration, design registrations or patents and like rights (collectively, “Patents”); inventions, invention disclosures, discoveries and improvements, whether or not patentable; (iii) copyrights, writings and other works of authorship (“Copyrights”); (iv) trade secrets (including, those trade secrets defined in the Uniform Trade Secrets Act and under corresponding foreign statutory Law and common law), information, business, technical and know-how information, business processes, non-public information, proprietary information and confidential information and rights to limit the use or disclosure thereof by any Person (collectively, “Trade Secrets”); (v) software, including data files, source code, object code, application programming interfaces, databases and other software-related specifications and documentation (collectively, “Software”); (vi) social media identifications, domain names, uniform resource locators, and Internet addresses; (vii) moral rights; (viii) privacy and publicity rights; (ix) any and all technical information, Software, specifications, drawings, records, documentation, works of authorship or other creative works, ideas, knowledge, invention disclosures or other data, not including works subject to Copyright, Patent or Trademark protection; (x) advertising and promotional materials, whether or not copyrightable; and (xi) claims, causes of action and defenses relating to the enforcement of any of the foregoing; in each case, including any registrations of, applications to register, and renewals and extensions of, any of the foregoing with or by any Governmental Authority in any jurisdiction.

“Internet Asset Assignment” means that certain Internet Asset Assignment contemporaneously executed by ADP and Dealer in the form attached hereto as Exhibit C.

“Law” means any applicable foreign, federal, national, state, provincial or local law (including common law), statute, ordinance, rule, regulation, code or other requirement enacted, promulgated, issued or entered into, or act taken, by a Governmental Authority.

“LLC Conversion” has the meaning assigned to such term in the Separation Agreement.

“Patent Assignment” means that certain Patent Assignment contemporaneously executed by ADP and Dealer in the form attached hereto as Exhibit D.

“Person” means any natural person, corporation, general or limited partnership, limited liability company or partnership, joint stock company, joint venture, association, trust, bank, trust company, land trust, business trust or other organization, whether or not a legal entity, and any Governmental Authority.

“Restructuring” has the meaning assigned to such term in the Separation Agreement.

“Separation” means the separation of the Dealer Business and the ADP Business into two independent companies as described in the Separation Agreement.

“Separation Agreement” means the Separation and Distribution Agreement, dated as of September 29, 2014, by and among ADP and Dealer (as the same may be amended, supplemented, restated and/or modified from time to time).

“Subsidiary” means, with respect to any Person, any other Person of which such first Person (either alone or through or together with any other Subsidiary of such first Person) owns, directly or indirectly, a majority of the stock or other equity interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such other Person.

“Trademark and Service Mark Assignment” means that certain Trademark and Service Mark Assignment contemporaneously executed by ADP and Dealer in the form attached hereto as Exhibit E.

1.2 General Interpretive Principles. (a) Words in the singular shall include the plural and vice versa, and words of one gender shall include the other gender, in each case, as the context requires, (b) the words “hereof,” “herein,” “hereunder,” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement and not to any particular provision of this Agreement, and references to Article, Section, paragraph, exhibit and schedule are references to the Articles, Sections, paragraphs, exhibits and schedules to this Agreement unless otherwise specified, (c) the word “including” and words of similar import when used in this Agreement shall mean

“including, without limitation,” unless otherwise specified, (d) any reference to any federal, state, local or non-U.S. statute or Law shall be deemed to also refer to all rules and regulations promulgated thereunder, unless the context otherwise requires, and (e) references to a Person also refer to its predecessors and permitted successors and assigns.

2.	DISTRIBUTION OF INTELLECTUAL PROPERTY

2.1 Ownership of Dealer Intellectual Property. The Parties acknowledge and agree that pursuant to the Separation Agreement, as of the Effective Time, Dealer or one or more members of the Dealer Group shall remain and be the sole owner of, and shall have exclusive right, title and interest in and to, the Intellectual Property owned by any member of the Dealer Group as of the Effective Time, including the Intellectual Property set forth in Exhibit A.

2.2 Assignment Agreements. By the Copyright Assignment, Internet Asset Assignment, Patent Assignment and the Trademark and Service Mark Assignment entered into concurrently with this Agreement, ADP shall, or shall cause the applicable members of the ADP Group to, assign, transfer and convey to Dealer or a designated member of the Dealer Group any and all right, title and interest owned by ADP and each of its Affiliates and Subsidiaries in and to only those certain items of Intellectual Property specifically identified therein.

2.3 Further Assurances. Each Party covenants to execute upon request any further documents reasonably necessary to effect the express terms and conditions of this Agreement, including such documents as are reasonably necessary to vest title in Intellectual Property rights as provided in this Agreement. All expenses incurred in connection with such actions shall be paid in accordance with Section 8.2.

2.4 No Rights in ADP Group Intellectual Property. For the avoidance of doubt, unless otherwise expressly provided in this Agreement, the Separation Agreement, the Copyright Assignment, Internet Asset Assignment, Patent Assignment or the Trademark and Service Mark Assignment, ADP and its Subsidiaries expressly reserve all other rights with respect to Intellectual Property not expressly granted thereunder.

3.	IPR FUTURES AND ISSUES OF OWNERSHIP

3.1 Ownership Unaffected by this Agreement. All Intellectual Property created, developed or made, or, other than by operation of this Agreement, otherwise acquired or controlled, by a member of a Group after the Effective Time (“IPR Futures”) shall be owned in accordance with applicable law or agreement and such ownership is not covered or in any way provided by this Agreement, the Separation Agreement or any Assignment Agreement.

3.2 No Rights or Licenses Granted. Subject to Sections 4.2 and 4.3 below, other than as may be expressly provided in the Copyright Assignment, Internet Asset Assignment, the Patent Assignment or the Trademark and Service Mark Assignment, no rights or licenses under any IPR Futures are granted pursuant to this Agreement, the Separation Agreement or any agreement ancillary thereto.

4.	IP CLAIMS

4.1 Intellectual Property Rights. Notwithstanding any provision in this Agreement, the Separation Agreement or any Assignment Agreement, in no event shall any claims, disputes or controversies between the Parties which potentially concern the validity, enforceability, infringement or misappropriation of any intellectual property rights, including any rights protectable under Intellectual Property law anywhere throughout the world such as Patent, Copyright, trade secret and Trademark law, be subject to resolution by arbitration.

4.2 ADP Covenant. ADP, on behalf of itself and the ADP Group, agrees and covenants that it shall not bring or threaten to bring any Action or other form of proceeding in any jurisdiction, or commence any border detention activity (including any action before the United States International Trade Commission, in a court of law, before an administrative body or any other governmental authority) against Dealer or any member of the Dealer Group (including their respective employees, consultants, contractors, representatives and bona fide end users) alleging that any Dealer Group product, service or technology, when operated, provided or used in a manner substantially similar to the manner operated, provided, or used as of the Effective Time, infringes any of the ADP Patents.

4.3 Dealer Covenant. Dealer, on behalf of itself and the Dealer Group, agrees and covenants that it shall not bring or threaten to bring any Action or other form of proceeding in any jurisdiction, or commence any border detention activity (including any action before the United States International Trade Commission, in a court of law, before an administrative body or any other governmental authority) against ADP or any member of the ADP Group (including their respective employees, consultants, contractors, representatives and bona fide end users) alleging that any ADP Group product, service or technology, when operated, provided or used in a manner substantially similar to the manner operated, provided, or used as of the Effective Time, infringes any of the Dealer Patents.

4.4 No Enforcement Against Third Party. Notwithstanding any provision of this Agreement or the Assignment Agreements, in no event shall any member of any Group be required to enforce or otherwise assert against any Person any Intellectual Property rights.

5.	FURTHER DUE DILIGENCE

ADP and Dealer acknowledge that following the execution of this Agreement, ADP and Dealer will be conducting further due diligence into the Intellectual Property owned by the Groups. ADP and Dealer agree to work in good faith to ensure that the Intellectual Property covered by this Agreement and the Assignment Agreements has been properly allocated and assigned to each Group according to principles set forth in this Agreement. To the extent that any assignment, transfer and conveyance of Intellectual Property pursuant to Section 2.2 is not consummated as of the Effective Time, or any assignment, transfer or conveyance of Intellectual Property is improperly consummated, the Parties shall, and shall cause the members of their respective Groups to, use commercially reasonable efforts and cooperate to effect or to correct such assignment, transfer or conveyance as promptly following the Effective Time as is practicable.

6.	NO REPRESENTATIONS OR WARRANTIES

ALL INTELLECTUAL PROPERTY PROVIDED AND/OR ASSIGNED UNDER THIS AGREEMENT IS FURNISHED “AS IS,” WITHOUT ANY SUPPORT, ASSISTANCE, MAINTENANCE OR WARRANTIES OF ANY KIND, WHATSOEVER.

EACH GROUP ASSUMES TOTAL RESPONSIBILITY AND RISK FOR ITS USE OF ANY INTELLECTUAL PROPERTY COVERED BY THIS AGREEMENT. NEITHER GROUP MAKES, AND EACH GROUP EXPRESSLY DISCLAIMS, ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND WHATSOEVER, INCLUDING, BUT NOT LIMITED TO, IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WARRANTIES OF TITLE OR NON-INFRINGEMENT, OR ANY WARRANTY THAT SUCH INTELLECTUAL PROPERTY IS “ERROR FREE.”

7.	TERMINATION

7.1 Term and Termination. This Agreement may be terminated by ADP in its sole discretion at any time prior to the consummation of the Distribution. This Agreement and the rights and licenses granted and retained hereunder (including Sections 4.2 and 4.3) will become effective on the Effective Time, and will continue perpetually thereafter unless otherwise expressly provided herein.

7.2 Effect of Termination. In the event of any termination of this Agreement prior to consummation of the Distribution, neither Party (nor any of its directors or officers) shall have any liability or further obligation to the other Party.

8.	MISCELLANEOUS

8.1 Complete Agreement; Representations. The Separation Agreement, together with the exhibits, schedules and the ancillary agreements thereto, including this Agreement and Assignment Agreements hereto, constitutes the entire agreement between the Parties with respect to the subject matter hereof and shall supersede all previous negotiations, commitments and writings with respect to such subject matter.

8.1.2 ADP represents on behalf of itself and each other member of the ADP Group and Dealer represents on behalf of itself and each other member of the Dealer Group as follows:

8.1.2.1 each such Person has the requisite corporate or other power and authority and has taken all corporate or other action necessary in order to execute, deliver and perform this Agreement and each Assignment Agreement and to consummate the transactions contemplated thereby; and

8.1.2.2 this Agreement has been duly executed and delivered by such Person (if such Person is a Party) and constitutes a valid and binding agreement of it enforceable in accordance with the terms thereof (assuming the due execution and delivery thereof by the other Party), and each of the Assignment Agreements to which it is or will be a party is or will be duly executed and delivered by it and will constitute a valid and binding agreement of it enforceable in accordance with the terms thereof (assuming the due execution and delivery thereof by the other party or parties to such Assignment Agreements), except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other Laws relating to creditors’ rights generally and by general equitable principles.

8.2 Costs and Expenses. All costs and expenses incurred by either of the Parties or its Affiliates shall be paid as set forth in the Separation Agreement.

8.3 Governing Law. This Agreement and any dispute arising out of, in connection with or relating to this Agreement shall be governed by and construed in accordance with the Laws of the State of New York, without giving effect to the conflicts of laws principles thereof.

8.4 Notices. All notices, requests, claims, demands and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission or mailed (first class postage prepaid) to the Parties at the following addresses or facsimile numbers:

(a) If to ADP or any member of the ADP Group, to:

Automatic Data Processing, Inc.

One ADP Boulevard

Roseland, NJ 07068-1728

Attention: General Counsel

Facsimile: (973) 974-3399

(b) If to Dealer or any member of the Dealer Group, to:

CDK Global, Inc.

1950 Hassell Road Suite 1000

Hoffman Estates, IL 60169-6308

Attention: General Counsel

Fax: (847) 781-9873

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this section, be deemed given upon receipt and (iii) if delivered by mail in the manner described above to the address as provided in this section, be deemed given upon receipt. Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other party.

8.5 Amendment, Modification or Waiver.

8.5.1 Prior to the Effective Time, this Agreement may be amended, modified, waived, supplemented or superseded, in whole or in part, by ADP in its sole discretion by execution of a written amendment delivered to Dealer. Subsequent to the Effective Time, this Agreement may be amended, modified, supplemented or superseded only by an instrument signed by duly authorized signatories of both Parties.

8.5.2 Following the Effective Time, any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition. No waiver by any Party of any term or condition of this Agreement, in any one or more instances, shall be deemed or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement or by Law or otherwise afforded, will be cumulative and not alternative.

8.6 No Assignment; Binding Effect; No Third-Party Beneficiaries.

8.6.1 Neither this Agreement nor any right, interest or obligation hereunder may be assigned by either Party hereto without the prior written consent of the other Party hereto and any attempt to do so will be void, except that following the Effective Time each Party hereto may assign any or all of its rights, interests and obligations hereunder to an Affiliate, provided that any such Affiliate agrees in writing to be bound by all of the terms, conditions and provisions contained herein. Subject to the preceding sentence, this Agreement is binding upon, inures to the benefit of and is enforceable by the Parties hereto and their respective successors and permitted assigns.

8.6.2 The terms and provisions of this Agreement are intended solely for the benefit of each Party hereto and their respective Affiliates, successors or permitted assigns, and it is not the intention of the Parties to confer third party beneficiary rights upon any other Person.

8.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all, of the Parties.

8.8 Negotiation. In the event that any dispute arises between the Parties that cannot be resolved, either Party shall have the right to refer the dispute for resolution to the chief financial officers of the Parties by delivering to the other Party a written notice of such referral (a “Dispute Escalation Notice”). Following receipt of a Dispute Escalation Notice, the chief financial officers of the Parties shall negotiate in good faith to resolve such dispute. In the event that the chief financial officers of the Parties are unable to resolve such dispute within fifteen (15) Business Days after receipt of the Dispute Escalation Notice, either Party shall have the right to refer the dispute to the chief executive officers of the Parties, who shall negotiate in good faith to resolve such dispute. In the event that the chief executive officers of the Parties are unable to resolve such dispute within thirty (30) Business Days after the date of the Dispute Escalation Notice, either Party shall have the right to commence litigation in accordance with Section 8.10 hereof. The Parties agree that all discussions, negotiations and other Information exchanged between the Parties during the foregoing escalation proceedings shall be without prejudice to the legal position of a Party in any subsequent Action.

8.9 Specific Performance. From and after the Distribution, in the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Agreement or any Assignment Agreement, the Parties agree that the Party or Parties to this Agreement or such Assignment Agreement who are or are to be thereby aggrieved shall have the right to specific performance and injunctive or other equitable relief of its or their rights under this Agreement or such Assignment Agreement, in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative. The Parties agree that, from and after the Distribution, the remedies at law for any breach or threatened breach of this Agreement or any Assignment Agreement, including monetary damages, are inadequate compensation for any loss, that any defense in any action for specific performance that a remedy at law would be adequate is hereby waived, and that any requirements for the securing or posting of any bond with such remedy are hereby waived.

8.10 New York Forum. Subject to the prior exhaustion of the procedures set forth in Section 8.8, each of the Parties agrees that, notwithstanding anything herein, all Actions arising out of or in connection with this Agreement or any Assignment Agreement (except to the extent any such Assignment Agreement provides otherwise), or for recognition and enforcement of any judgment arising out of or in connection with the foregoing agreements, shall be tried and determined exclusively in the state or federal courts in the State of New York, County of New York, and each of the Parties hereby irrevocably submits with regard to any such Action for itself and in respect to its property, generally and unconditionally, to the exclusive jurisdiction of the aforesaid courts. Each of the Parties hereby expressly waives any right it may have to assert, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any such Action: (a) any claim that it is not subject to personal jurisdiction in the aforesaid courts for any reason; (b) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts; and (c) any claim that (i) any of the aforesaid courts is an inconvenient or inappropriate forum for such Action, (ii) venue is not proper in any of the aforesaid courts and (iii) this Agreement or any such Assignment Agreement, or the subject matter hereof or thereof, may not be enforced in or by any of the aforesaid courts. Each of the Parties agrees that mailing of process or other papers in connection with any such Action in the manner provided in Section 8.4 or any other manner as may be permitted by Law shall be valid and sufficient service thereof.

8.11 Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS

LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE WAIVER IN THIS SECTION, (ii) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (iii) SUCH PARTY MAKES SUCH WAIVER VOLUNTARILY, AND (iv) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS, AGREEMENTS AND CERTIFICATIONS HEREIN.

8.12 Interpretation; Conflict With Other Agreements. The Parties acknowledge and agree that (i) each Party reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision, (ii) the rule of construction to the effect that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Agreement and (iii) the terms and provisions of this Agreement shall be construed fairly as to each of the Parties, regardless of which Party was generally responsible for the preparation of this Agreement. The provisions of this Agreement shall govern in the event of any conflict between any provision of this Agreement and that of the Separation Agreement. Except as set forth in each Assignment Agreement, the provisions of each Assignment Agreement shall govern in the event of any conflict between any provision of this Agreement and that of the relevant Assignment Agreement.

8.13 Severability of Provisions. If any provision or any portion of any provision of this Agreement shall be held invalid or unenforceable, the remaining portion of such provision and the remaining provisions of this Agreement shall not be affected thereby. If the application of any provision or any portion of any provision of this Agreement to any Person or circumstance shall be held invalid or unenforceable, the application of such provision or portion of such provision to Persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby.

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IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be duly executed on its behalf by one of its duly authorized officers as of the date first written above.

AUTOMATIC DATA PROCESSING, INC.

By:	/s/ Michael A. Bonarti
Name: Michael A. Bonarti
Title: Vice President

CDK Global Holdings, LLC

By:	/s/ Jan Siegmund
Name: Jan Siegmund
Title: Vice President and Controller

IP Transfer Agreement – Signature Page

EXHIBIT A

TO THE

INTELLECTUAL PROPERTY TRANSFER AGREEMENT

Trademarks

ADMISSION®

APPOINTMENT CYCLE®

ASC®

ASWIN®

ASWIN LITE®

AUTOCHECK

AUTOLINE®

AUTOLINE CONNECT®

AUTOLINE SELECT®

AUTOMOTIVE SERVICE CONSULTANTS®

AVTOLINE®

BD BOOT CAMP®

BD COLLEGE®

BD PROCESS®

BDC®

BDC SALES ADVISOR®

BDM®

BDS®

BOU®

CALL OF THE NATION®

COBALT®

COBALT MARKET EDGESM

COLLABORATION EDGESM

CONTACT®

CREDIT & COMPLIANCE TOOLS

CUBEWARE®

CUSTOMER TOUCH®

CVR®

CVR REG AMERICASM

DAILY MARKETING PLAN®

DASHSM

DATAFRESH®

DEALERBRIDGE SM

DEALERCAP®

DEALERNET®

DEALERSHIP OPERATING PLAN®

DEALERSUITE®

DEALIX®

DIGITAL MOTORWORKS®

DLS ACCELERATOR®

DMI®

DMI DIGITAL MOTORWORKS INC.®

DMP®

DOP®

DOX®

DRACAR®

DRACAR+®

DRIVE

DRIVE XL

DSI

EVA DMS

EVA PLUS DMS

EXCHANGE

FRONT OFFICE EDGESM

GROUPES PERFORMANCE®

HIGH GEAR®

HOW TO GET THERE®

IGNITION®

INFOIQ®

ILEARNSM

INTRAVISION®

K8®

KCML®

KERRIDGE®

KESTREL®

KOMPACT®

KPRINT®

LA MIA OFFICINA®

LASERSTATION®

LEADSONDEMAND®

LIGHTSPEED®

LIGHTSPEEDEVO®

LIGHTSPEEDNXT®

MENUVANTAGE®

MNI®

OPTIMA 21®

PARTSCAN®

PARTSVOICE®

PAYROLL PLUS®

PERFORMANCE GROUPES®

PROFITPULSESM

PROFIT POINTSM

RESULTS MADE EASY®

SERVICEEDGE®

SHOP CALLS®

SKIPPER 2000

TELEPHONY IN THE CLOUD

TELEPHONY ONSITE

TRAVER BD SYSTEM®

TRAVER BDISM

TRAVER TECHNOLOGIES®

TRAVER TECHNOLOGIES DRIVING FRONT-END SOLUTIONS®

V-SEPT®

VEHICLESCAN®

WARRANTY WIZARD

WEBCOMPOSITE®

WEBEDGE®

W.E.B.MARKETING®

W.E.B.MENU®

W.E.B.SUITE®

WINDRAKKAR®

YOUR PROFIT IS OUR PRIORITY®

Patents

Title	Serial Number/Patent Number
System and Method for Electronic Document Generation and Delivery	7,941,744
Business Platform with Networked, Association-Based Business Entity Access Management and Active Content Website Configuration	7,039,704 B2
Remote Web Site Editing in a Standard Web Browser Without External Software	7,000,184 B2
Staged Publication and Management of Dynamic Webpages	7,062,506 B2
Method and Apparatus for Processing a Dynamic Web Page	7,386,786 B2
Software Business Platform with Networked, Association-based Business Entity Access Management	8,209,259 B2
Remote Web Site Editing in a Web Browser Without External Client Software	7,624,342 B2
Business Platform with Networked Association-Based Business Entity Access Management and Active Content Website Configuration	7,861,309 B2
Source- and venue-specific inventory data processing and identification system	8,055,544 B2
System and Method for Automated Access of a Data Management Server Through a Virtual Private Network	7,801,154 B2
Method and System of Integrating a Service Reminder System with a Shop Management System Using Mileage Estimates	7,672,984 B2
Method and System of Managing Service Reminders and Scheduling Service Appointments Using Mileage Estimates	7,542,833 B2
Method and System of Managing Service Reminders and Promotions Using Mileage Estimates	7,617,028 B2

Method and System of Managing Service Reminders and Scheduling Service Appointments Using Mileage Estimates and Recommended Recall Bulletins	7,636,623 B2
Systems and Methods for Aggregating User Profile Information in a Network of Affiliated Websites	7,870,253 B2
Systems and Methods for Configuring a Network of Affiliated Websites	8,051,159 B2
Source- and Venue-Specific Inventory Data Processing and Identification System	8,275,717 B2
Source- and Venue-Specific Inventory Data Processing and Identification System	8,538,894 B2
Staged Publication and Management of Dynamic Webpages	8,271,547 B2
System and Method for Targeted Webpage Advertising	13/025,019
Systems and Methods for Configuring a Website Having a Plurality of Operational Modes	12/243,852
Method and System for Furnishing of Customized Information to Venues Targeted to Selected Audiences	10/665,899
System, Process, and Computer Program Product for Evaluating Leads	12/494,973

Registered Copyrights

Title	Copyright Reg. No.

Advanced elite 6.0	TX0006154619
Advanced elite 7.0	TX0006154550

BFILXFR2: copy P. work with Freightliner order to mini	TX0003315596

BFILXFR2: copy P. work with Freightliner order to mini	TX0003315590

Dealer management system (DMS) modules: PA112, PA116, PA800, and GL550.	TXu001159726

FRTEPC: links ROADS to Freightliner’s electronic parts catalog	TX0003315597

FRTEPC: links ROADS to Freightliner’s electronic parts catalog	TX0003315588

IESTRN: tran(s)fer parts invoice summary records to acctg.	TX0003315595

IESTRN: tran(s)fer parts invoice summary records to acctg. Transaction file	TX0003315589
INVNUM: lease invoice number maintenance	TX0003315586
INVNUM: lease invoice number maintenance	TX0003315583

INVPBL: print parts bin labels	TX0003315593

INVPBL: print parts bin labels	TX0003315592

LSESVC: service history transfers	TX0003315585

LSESVC: service history transfers	TX0003315582

RNTENT: auto rental billing entry	TX0003315587

RNTENT: auto rental billing entry	TX0003315584

WebSuite2000: Advanced Elite 8.0	TX0006154468
WebSuite2005	TX0006231911

Automotive directions customer satisfaction survey	TX0003372989

Observations & recommendations - R&R	TXu001348628

Observations & recommendations - R&R	TXu001344850

Physical inventory report	TXu001344852

Pre-inventory reconicling folder	TXu001344853

Pre-planning-ADP	TXu001344851

Pre-planning guide R&R	TX7001344849
AdWizards 2.3	TXu000747179
Auto show java 2.4	TXu000747178
Auto show perl 2.2.	TXu000747176
AutoParser 1.0	TXu000996192
Cobalt export system v1.0	TXu000996183
Cobalt web publishing system 1.0	TXu000747177
Cops 1.0	TXu000996179
Data cleansing server v1.0	TXu000994484
Data polling engine 1.0	TXu000994483
DealerNet 3.0	TXu000996181
DIS import v1.0	TXu000996180
Expand layouts 1.0	TXu000996178
FSBO 1.0	TXu000747181
Hit reports 1.0	TXu000996176
Image server v1.0	TXu000996177
Install scripts 1.0.	TXu000996182
Integralink migration tool v1.0	TXu000996191
Lead manager 1.6.	TXu000747180

LMCC	TXu001255913
Motorplace 2.0	TXu000996190
MyCarTools 1.0	TXu000747174
Secure prequal 1.0	TXu000747175
Showcase 1.0	TXu000996187
Traffic reports 1.0	TXu000996186
UsedEquipNet v1.0	TXu000996185
VAPS 1.0.	TXu000996184
Vehicle configurators framework 1.0.	TXu000996175
Auto responder 1.0.	TXu001034042
Vehicle pricing guides framework 1.0	TXu001034041

Software

The following is a non-exclusive list of Software owned by Dealer Group: Autoline; AutoMaster, Dash DMS; Dracar+; Drive DMS; Front Office Edge; Lightspeed DMS; PFW IntelliDealer DMS; Service Edge; Talisman; Tigre; WinDrakkar.

EXHIBIT B

COPYRIGHT ASSIGNMENT

COPYRIGHT ASSIGNMENT dated as of             , 2014, made by ADP, LLC, a Delaware corporation (“Assignor”), in favor of CDK Global, LLC, a Delaware corporation (“Assignee”).

WHEREAS, Assignor owns the copyrights (including all registrations and applications therefor) listed on Schedule 1 attached hereto (the “Copyrights”);

WHEREAS, pursuant to the Intellectual Property Transfer Agreement, dated as of the date hereof, between Automatic Data Processing, Inc. and Assignee, Assignor is obligated to transfer, assign, and otherwise convey to Assignee all of Assignor’s right, title, and interest in, to, and under the Copyrights; and

WHEREAS, Assignor wishes to confirm this assignment for purposes of filing the same with the Copyright Office of the United States Library of Congress.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor hereby transfers, assigns, and otherwise conveys to Assignee, all of Assignor’s right, title, and interest in and to the following:

1.	the Copyrights, including without limitation, renewals and extensions thereof;

2.	all rights to prepare derivative works, all goodwill and moral rights related to the Copyrights; and

3.	all rights to proceeds of the foregoing, including, without limitation, any claim by Assignor against third parties for, or any profits arising from, past, present, or future infringement or violations of licenses of the Copyrights.

Assignor has caused this Copyright Assignment to be duly executed and authorized as of the date hereof.

ADP, LLC

By:
Name:
Title:

SCHEDULE 1

COPYRIGHTS

— NONE —

2

STATE OF	)
	)	ss:
COUNTY OF	)

On this      day of             , 2014, before me personally came             , to me known to be the person who signed the foregoing instrument and who being duly sworn by me did depose and state that [he, she] is the              of Assignor; [he, she] signed the instrument in the name of Assignor; and [he, she] had the authority to sign the instrument on behalf of Assignor.

Notary Public

3

EXHIBIT C

DOMAIN NAME ASSIGNMENT

DOMAIN NAME ASSIGNMENT dated as of             , 2014, made by ADP, LLC, a Delaware corporation (“Assignor”), in favor of CDK Global, LLC, a Delaware corporation (“Assignee”).

WHEREAS, Assignor is the record owner of the Internet domain names listed on Schedule 1 attached hereto (the “Domain Names”);

WHEREAS, pursuant to the Intellectual Property Transfer Agreement, dated as of the date hereof, between Automatic Data Processing, Inc. and Assignee, Assignor is obligated to transfer, assign, and otherwise convey to Assignee all of Assignor’s right, title, and interest in, to, and under the Domain Names; and

WHEREAS, Assignor, on the one hand, and Assignee, on the other hand, wish to memorialize their agreement with respect to the registration of the Domain Names.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor hereby transfers, assigns, and otherwise conveys to Assignee, all of Assignor’s right, title, and interest in and to the following:

1.	the Domain Names, and

2.	all proceeds of the foregoing, including, without limitation, any claim by Assignor against third parties for past, present, or future infringement of the Domain Names.

Immediately upon the Assignee’s request, Assignor shall take such further action and execute such additional agreements and instruments as may be necessary to effect the assignment contemplated hereby and to perfect the Assignee’s title in and to the Domain Names, including, without limitation, complying with any and all procedures and requirements of the domain name registrar(s) for transfer of the Domain Names.

Assignor has caused this Domain Name Assignment to be duly executed and authorized as of the date hereof.

ADP, LLC

By:
Name:
Title:

1

SCHEDULE 1

DOMAIN NAMES

—NONE—

2

STATE OF	)
	)	ss:
COUNTY OF	)

On this      day of             , 2014, before me personally came             , to me known to be the person who signed the foregoing instrument and who being duly sworn by me did depose and state that [he, she] is the              of Assignor; [he, she] signed the instrument in the name of Assignor; and [he, she] had the authority to sign the instrument on behalf of Assignor.

Notary Public

3

EXHIBIT D

PATENT ASSIGNMENT

PATENT ASSIGNMENT dated as of             , 2014, made by ADP, LLC, a Delaware corporation (“Assignor”), in favor of CDK Global, LLC, a Delaware corporation (“Assignee”).

WHEREAS, Assignor owns the patent applications and issued patents listed on Schedule 1 attached hereto (the “Patents”);

WHEREAS, pursuant to the Intellectual Property Transfer Agreement, dated as of the date hereof, between Automatic Data Processing, Inc. and Assignee, Assignor is obligated to transfer, assign, and otherwise convey to Assignee all of Assignor’s right, title, and interest in, to, and under the Patents; and

WHEREAS, Assignor wishes to confirm this assignment for purposes of filing the same with the United States Patent and Trademark Office.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor hereby transfers, assigns, and otherwise conveys to Assignee, all of Assignor’s right, title, and interest in and to the following:

1.	the Patents, and

2.	all proceeds of the foregoing, including, without limitation, any claim by Assignor against third parties for past, present, or future infringement of the Patents.

Assignor has caused this Patent Assignment to be duly executed and authorized as of the date hereof.

ADP, LLC

By:
Name:
Title:

SCHEDULE 1

—NONE—

2

STATE OF	)
	)	ss:
COUNTY OF	)

On this      day of             , 2014, before me personally came             , to me known to be the person who signed the foregoing instrument and who being duly sworn by me did depose and state that [he, she] is the              of Assignor; [he, she] signed the instrument in the name of Assignor; and [he, she] had the authority to sign the instrument on behalf of Assignor.

Notary Public

3

EXHIBIT E

TRADEMARK AND SERVICE MARK ASSIGNMENT

TRADEMARK AND SERVICE MARK ASSIGNMENT dated as of             , 2014, made by ADP, LLC, a Delaware corporation ( “Assignor”) in favor of CDK Global, LLC, a Delaware corporation (“Assignee”).

WHEREAS, Assignor is the owner of the trademark registrations and applications listed on Schedule 1 attached hereto for the goods and/or services identified therein (the “Marks”);

WHEREAS, Assignee desires to acquire the Marks and any and all goodwill associated with the Marks;

WHEREAS, pursuant to the Intellectual Property Transfer Agreement, dated as of the date hereof, between Automatic Data Processing, Inc. and Assignee, Assignor is obligated to assign all right, title and interest in and to the Marks and any and all goodwill associated with the Marks to Assignee; and

WHEREAS, Assignor wishes to confirm this assignment for purposes of filing the same with the United States Patent and Trademark Office.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor hereby transfers, assigns, and otherwise conveys to Assignee, all of Assignor’s right, title, and interest in and to each of the Marks, along with the following:

1.	the goodwill of the business symbolized by and associated with the Marks;

2.	that portion of Assignor’s businesses in connection with which it has a bona fide intent to use those Marks that were filed on an intent-to-use basis and for which an Amendment to Allege Use or a Statement of Use has not yet been filed and accepted by the relevant Trademark Office or other governing authority; and

3.	all rights to proceeds of the foregoing, including, without limitation, any claim by Assignors against third parties for past, present, or future infringement of the Marks.

Assignor has caused this Trademark and Service Mark Assignment to be duly executed and authorized as of the date hereof.

ADP, LLC

By:
Name:
Title:

2

SCHEDULE 1

TRADEMARKS AND SERVICE MARKS

—NONE—

3

STATE OF	)
	)	ss:
COUNTY OF	)

On this      day of             , 2014, before me personally came             , to me known to be the person who signed the foregoing instrument and who being duly sworn by me did depose and state that [he, she] is the              of Assignor; [he, she] signed the instrument in the name of Assignor; and [he, she] had the authority to sign the instrument on behalf of Assignor.

Notary Public

4